NATIONWIDE MUTUAL FUNDS
Nationwide Fund
Nationwide Growth Fund
Nationwide Large Cap Value Fund
Nationwide Value Fund

Supplement dated October 15, 2010
to the Prospectus dated October 15, 2010

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have meanings assigned to them in the Prospectus.

Nationwide Value Fund

On September 14, 2010, the Board of Trustees (the “Board”) of Nationwide Mutual Funds considered and approved a proposal to liquidate the Nationwide Value Fund (the “Fund”).  The Fund will be liquidated on or about October 22, 2010 (the “Liquidation Date”).

Effective immediately, new account requests, exchanges into the Fund and purchase orders for Fund shares will no longer be permissible (other than those purchase orders received through dividend reinvestment).  As disclosed in the Prospectus, the Fund is permitted to depart from its stated investment objective and policies and hold cash and cash equivalent positions as a temporary defensive measure to preserve value.  In anticipation of the Fund’s liquidation, the Fund intends to begin to sell its portfolio holdings in exchange for cash, U.S. government securities and/or other short-term debt instruments.

Until the Liquidation Date, shareholders may redeem or exchange their shares in the manner set forth in the Prospectus.  However, pursuant to the Plan of Liquidation and Dissolution adopted by the Board, the Fund may set up a reserve account for expenses incurred in connection with the liquidation to ensure that all shareholders are treated fairly.  Any such reserve account may affect the amount of redemption proceeds payable to a shareholder upon redemption.

With respect to redemptions or exchanges, effective immediately, shareholders of the Fund will no longer be subject to a redemption/exchange fee.  Shareholders will also not be subject to a CDSC upon the redemption of shares.  That is, you will not be charged a CDSC whether you redeem your shares, receive the liquidating distribution or exchange into another Nationwide Fund.

Shareholders of Class A shares may exchange their shares of the Fund for Class A shares of any other Nationwide Fund without paying a front-end sales charge. All other features of the exchange privilege described in the Prospectus will continue to apply.  Rule 12b-1 distribution fees will continue to accrue on shares of the Fund in the manner set forth in the Prospectus until the Liquidation Date.

Upon the liquidation, each remaining shareholder of the Fund will receive a liquidating distribution equal to the shareholder’s proportionate interest in the net assets of the Fund. However, if you are invested in the Fund through an IRA account and you do not contact us prior to the Liquidation Date, we will place your liquidation proceeds into the Nationwide Money Market Fund until we receive instructions from you at 800-848-0920.

You may be subject to federal, state, local or foreign taxes on exchanges, redemptions or liquidations of Fund shares. You should consult your tax advisor for information regarding all tax consequences applicable to your investments in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE